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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 17, 2001



                              Greater Bay Bancorp
             (Exact name of registrant as specified in its charter)



           California                                       77-0387041
 (State or other jurisdiction of                         (I.R.S. employer
  incorporation or organization)                       identification number)



                        Commission file number:  0-25034



                            2860 West Bayshore Road
                          Palo Alto, California 94303
             (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (650) 813-8200
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Item 5.  Other Events.


    On July 17, 2001, Greater Bay Bancorp (the "Registrant") issued a press release announcing the completion of a $15 million trust preferred securities private offering. The press release is attached hereto as Exhibit 99.1 and is filed and incorporated herein by reference.

    On July 18, 2001, the Registrant issued a press release announcing its second quarter 2001 results. The title and paragraphs 1 through 8 and 11 through 17 of the press release, which appear as part of Exhibit 99.2, are filed and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

Exhibits
--------


99.1   Press Release dated July 17, 2001 re trust preferred securities offering
99.2   Press Release dated July 18, 2001 re second quarter 2001 results


Item 9.  Regulation FD Disclosure


    Paragraphs 9 and 10 of the press release appearing in Exhibit 99.2 are not filed but are furnished pursuant to Regulation FD.

                                       2
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Greater Bay Bancorp
                                       (Registrant)





Dated: July 18, 2001                    By:    /s/ Linda M. Iannone
                                               --------------------
                                               Linda M. Iannone
                                               Senior Vice President and General
                                               Counsel

                                       3
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                                 Exhibit Index
                                 -------------

99.1   Press Release dated July 17, 2001 re trust preferred securities offering
99.2   Press Release dated July 18, 2001 re second quarter 2001 results